UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 1, 2013

Harris Preferred Capital Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13805	36-4183096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Monroe Street, Chicago, Illinois	60603
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 312-461-1211

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Corporation Arrangements of Certain Officers.

As previously announced, on May 18, 2012, Paul R. Skubic retired from his positions as Chairman of the Board, President and Chief Executive Officer of Harris Preferred Capital Corporation (the “Company”). Effective April 1, 2013, Paul R. Skubic resigned from the Board of Directors of the Company. The resignation was not a result of any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2013	HARRIS PREFERRED CAPITAL CORPORATION

	By:	/s/ Pamela C. Piarowski
		Name:	Pamela C. Piarowski
		Title:	Chair of the Board,
President and Chief Executive Officer